Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 3 TO CREDIT AGREEMENT
          This AMENDMENT NO. 3 (together with Annex A hereto, this “Amendment”), dated as of May 11, 2009, to the Credit Agreement, dated as of October 30, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 LIMITED, a British Virgin Islands Business Company (the “Borrower”), GLG PARTNERS, INC. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 LIMITED, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 LIMITED, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”, and together with the Borrower and Parent, the “GLG Parties”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
WITNESSETH:
          WHEREAS, the GLG Parties, the Lenders and the Administrative Agent are party to the Credit Agreement and have requested that the Lenders amend certain provisions of the Credit Agreement as provided herein and provide certain consents in respect thereto; and
          WHEREAS, the Lenders party to this Amendment (constituting the Requisite Lenders), the GLG Parties, and on the Amendment No. 3 Effective Date, the GLG Affiliate (as defined below), and the Administrative Agent have agreed, subject to certain limitations and conditions set forth below, to amend the Credit Agreement, as more specifically set forth below;
          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Amendment to the Credit Agreement
          Effective as of the Amendment No. 3 Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of Amendments) hereof, the Credit Agreement is hereby amended as follows:
          (a) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting in alphabetical order new definitions to read as follows:
“Adjusted Unrestricted Cash” means, in connection with any Proposed Acquisition or Investment after the Amendment No. 3 Effective Date permitted by Section 8.3(k) (Investments), in each case, the amount equal to (a) the unrestricted Cash and Cash Equivalents of the Loan Parties determined on a pro forma basis after giving effect to such Proposed Acquisition or Investment plus (b) reasonable additions to net cash flow of the Group Members for the nine month period following the closing date for such Proposed Acquisition or Investment, determined on a pro forma basis after giving effect to such Proposed Acquisition or Investment, in each case, as certified to the Administrative Agent in reasonable detail by a financial officer of the Borrower minus (c) any

AMENDMENT NO. 3 TO CREDIT AGREEMENT
reductions to net cash flow of the Group Members expected for such nine month period, determined on a pro forma basis after giving effect to such Proposed Acquisition or Investment, in each case, as certified to the Administrative Agent in reasonable detail by a financial officer of the Borrower.
“Amendment No. 3” means Amendment No. 3 to the Credit Agreement, dated as of May 11, 2009, among the Administrative Agent, the Borrower, the Parent, the Holdcos, the GLG Affiliate and the Subsidiary Guarantors and the Lenders party thereto, including Annex A (Loan Purchase Procedures) and Annex B (Additional Covenants by the GLG Affiliate) thereto.
“Amendment No. 3 Effective Date” means May 15, 2009.
“Consolidated Debt Service” means, for any period, the amount equal to the aggregate scheduled principal payments and interest payments in respect of Indebtedness payable by the Parent and its Subsidiaries on a consolidated basis (assuming a constant Eurodollar Rate for a 9 month term for any such interest payments based on a floating rate as determined on the first day of such period).
“Convertible Note Indentures” means the convertible subordinated note indentures, dated the Amendment No. 3 Effective Date, among the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee.
“Convertible Notes” means the convertible subordinated notes due May 15, 2014, issued by the Parent pursuant to the Convertible Note Indentures on the Amendment No. 3 Effective Date and the date or dates, if any, of the exercise of any over-allotment pursuant to the Convertible Note Purchase Agreement.
“Convertible Note Documents” means the Convertible Note Indentures, each Convertible Note, the Convertible Note Purchase Agreement, and any other agreements entered into in connection with the issuance of the Convertible Notes.
“Convertible Note Purchase Agreement” means the note purchase agreements, dated May 12, 2009, among the Parent and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers of the Convertible Notes.
“GLG Affiliate” means GLG FA Sub 5 S.à.r.l., a Wholly-Owned Subsidiary of Holdco II or such other Wholly-Owned Subsidiary of the Parent approved by the Administrative Agent which is a loan party.
“GLG Affiliate Security Documents” means security agreements and related documents with respect to the pledge of the assets of the GLG Affiliate and equity of the GLG Affiliate in favor of the Secured Parties and security agreements and related documents, if any, with respect to the Permitted Affiliate Note in favor of the Secured Parties.
“Loan Purchase Offer” means the offer on behalf of the GLG Affiliate to purchase, and purchase of, Loans by the GLG Affiliate in accordance with Amendment No. 3 and the Agreement.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
“Permitted Affiliate Note” means the intercompany note representing intercompany Indebtedness of the GLG Affiliate owed to Holdco II in an aggregate principal amount not exceeding the Purchase Price, dated May 15, 2009, entered into on and as in effect on the Amendment No. 3 Effective Date.
“Permitted Expenditures” means (a) payment of interest, principal, fees and other Obligations in respect of the Loans (other than Purchased Loans), including fees and expenses payable in connection with Amendment No. 3, (b) Permitted Acquisitions and Investments pursuant to Section 8.3(k) (Investments) and (c) working capital expenditures in the ordinary course of business and consistent with past practice.
“Permitted Share Repurchases” means the repurchase by the Parent (a) of shares of common stock of the Parent registered with the Securities and Exchange Commission from employees of any Group Member to the extent the aggregate purchase price for all such repurchases does not exceed $5,000,000 in any Fiscal Year and (b) from holders of any Stock or Stock Equivalents of the Parent to the extent that the aggregate purchase price for all such repurchases does not exceed $22,500,000 in any Fiscal Year and provided that, in connection with and within one Business Day following any such repurchase pursuant to this subclause (b), Loans are prepaid pursuant to Section 2.7 (Voluntary Prepayments), in each case, in an amount equal to at least the purchase price for such repurchase and subject to Section 8.17(b) (Purchased Loans) (such prepayment, a “Repurchase Prepayment”).
“Purchased Loans” means the Loans purchased by the GLG Affiliate on the Amendment No. 3 Effective Date pursuant to the Loan Purchase Offer in accordance with Amendment No. 3 and the Agreement.
“Purchase Price” means 60% of the aggregate stated principal amount of the Purchased Loans.
“Repurchase Prepayment” has the meaning given to such term in the definition of “Permitted Share Repurchases”.
“Restricted Dividend Date” has the meaning given to such term in Section 8.5(c) (Restricted Payments).
“Restricted Dividends” has the meaning given to such term in Section 8.5(c) (Restricted Payments).
          (b) The definitions of “Applicable Margin”, “Assignment and Acceptance”, “Collateral Documents”, “Eligible Assignee”, “Revolving Credit Lender”, “Revolving Credit Note” and “Guarantor” set forth in Section 1.1 (Defined Terms) of the Credit Agreement are hereby deleted in their entirety and replaced with the following new definitions in the appropriate alphabetical order:
“Applicable Margin” means with respect to (i) Revolving Loans and Term Loans maintained as Base Rate Loans, a rate equal to 1.50% per annum and (ii)

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Revolving Loans and Term Loans maintained as Eurodollar Rate Loans, a rate equal to 2.50% per annum.
“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance) to this Agreement or, in the case of the Purchased Loans, Exhibit B (Form of Assignment and Acceptance) or Exhibit C ((Form of Assignment and Acceptance)(Over-Allotment)) to Amendment No. 3.
“Collateral Documents” means the Pledge and Security Agreements, the GLG Affiliate Security Documents, any Mortgages, any Deposit Account Control Agreements, any Securities Account Control Agreements and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.
“Eligible Assignee” means (a) a Lender or an Affiliate or Approved Fund of any Lender, (b) a commercial bank having total assets whose Dollar Equivalent exceeds $5,000,000,000, (c) a finance company, insurance company or any other financial institution or Fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, whose Dollar Equivalent exceeds $250,000,000 (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or Fund, reasonably acceptable to the Administrative Agent and the Borrower), (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, whose Dollar Equivalent exceeds $250,000,000 or (e) solely for the purpose of purchasing the Purchased Loans pursuant to the Loan Purchase Offer or holding such Purchased Loans, the GLG Affiliate.
“Guarantor” means the Parent, each Holdco, the GLG Affiliate and each Subsidiary Guarantor.
“Revolving Credit Lender” means each Lender that (a) has a Revolving Credit Commitment or (b) holds a Revolving Loan (other than the GLG Affiliate).
“Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender or the GLG Affiliate in a principal amount equal to the amount of such Revolving Credit Lender’s Revolving Credit Commitment evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Loans owing to such Revolving Credit Lender.
          (c) The definition of “Assets Under Management”, set forth in Section 1.1 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety.
          (d) The definition of “Excess Cash Flow” set forth in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by: (i) inserting the phrase “(other than in respect of Purchased Loans)” after the phrase “optional cash principal payments on the Loans made during such Fiscal Year” in paragraph (c)(i) thereof and (ii) by inserting the phrase “(other than in respect of Purchased Loans or Repurchase Prepayments)” after the phrase “Cash Interest Expense paid during such Fiscal Year” in paragraph (c)(v) thereof.
          (e) The definition of “Net Cash Proceeds” set forth in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the words “or Section 8.1(p) (Indebtedness)” after the words “Section 8.1(o) (Indebtedness)” in paragraph (c) thereof.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          (f) The definition of “Permitted Acquisition” set forth in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by deleting “and” at the end of paragraph (f) thereof, by deleting “.” at the end of paragraph (g) thereof and replacing it with “; and” and by inserting the following new paragraph (h) at the end thereof:
“(h) Adjusted Unrestricted Cash, immediately before and after giving effect to such Proposed Acquisition, on a pro forma basis, is not less than the Consolidated Debt Service for the nine month period following the closing date for such Proposed Acquisition.”
          (g) Section 2.8(a) (Mandatory Prepayments) of the Credit Agreement is hereby amended by inserting the following phrase “(other than Net Cash Proceeds from the issuance of the Convertible Notes)” after the phrase “Upon receipt by any Group Member of Net Cash Proceeds arising (i) from an Asset Sale, Property Loss Event or Debt Issuance”.
          (h) Section 2.8(b) (Mandatory Prepayments) of the Credit Agreement is hereby amended by (i) deleting the phrase “the lesser of (A)” in line four, (ii) inserting the phrase “minus the aggregate amount of Repurchase Prepayments for such Fiscal Year” after the phrase “(or, in the case of the first Fiscal Year after the Closing Date, for the period commencing on the Closing Date and ending on the last day of such Fiscal Year)” and (iii) deleting the phrase “and (B) the amount required for the Leverage Ratio to equal 3.5 to 1.00 after giving effect to such prepayment (based on such Financial Statements); provided, however, that such percentage shall be reduced to 0% if the Leverage Ratio for such Fiscal Year is less than or equal to 3.5 to 1.00 as of the last day of such Fiscal Year (based on such Financial Statements)”.
          (i) Section 2.8 (Mandatory Prepayments) of the Credit Agreement is hereby amended by adding the following as a new clause (f):
          “(f) Notwithstanding anything herein to the contrary, for purposes of determining any prepayment of Loans pursuant to this Section 2.8 following the Amendment No. 3 Effective Date, the Purchased Loans shall be deemed to be not outstanding for purposes of such prepayment and an amount equal to the Net Cash Proceeds that would otherwise be payable in respect of the Purchased Loans to the GLG Affiliate shall be applied by the Borrower on a pro rata basis to the other Lenders in respect of applicable Loans being prepaid.”
          (j) Section 2.9(b) (Interest) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:
          “Notwithstanding the foregoing, with respect to Purchased Loans (i) accrued and unpaid interest may be paid on the Amendment No. 3 Effective Date as provided in Annex A to Amendment No. 3 and (ii) following the Amendment No. 3 Effective Date, the payment of interest in respect of the Purchased Loans shall be subject to Section 8.17 (b) (Purchased Loans).”
          (k) Section 2.11(a) (Fees) of the Credit Agreement is hereby amended by inserting the words “(other than any Purchased Loans)” after the phrase “the aggregate outstanding principal amount of Revolving Loans” therein.
          (l) Section 2.12(f) (Payments and Computations) of the Credit Agreement is hereby amended by inserting the words “and Section 2.8(f)” after the phrase “of clause (a) above” in the first line thereof.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          (m) Section 2.12(g) (Payments and Computations) of the Credit Agreement is hereby is hereby amended and restated in its entirety as follows:
          “(g) The Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of Section 2.8(c) (Mandatory Prepayments) and clause (f) above, the Administrative Agent may, and upon either (A) the written direction of the Requisite Lenders after the occurrence and during the continuance of an Event of Default or (B) the acceleration of the Obligations pursuant to Section 9.2 (Remedies) shall, deliver a blockage notice to each Deposit Account Bank for each Approved Deposit Account and apply all payments in respect of any Obligations and all funds on deposit in any Cash Collateral Account (including all proceeds arising from a Reinvestment Event that are held in the Cash Collateral Account pending application of such proceeds as specified in a Reinvestment Notice) and all other proceeds of Collateral in the following order:
          (i) first, to pay interest on and then principal of any portion of the Revolving Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;
          (ii) second, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent;
          (iii) third, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Lenders (other than in respect of any Purchased Loans);
          (iv) fourth, to pay Secured Obligations in respect of any fees then due to the Administrative Agent and the Lenders (other than in respect of any Purchased Loans);
          (v) fifth, to pay interest then due and payable in respect of the Loans (other than in respect of any Purchased Loans);
          (vi) sixth, to pay or prepay principal amounts on the Loans (other than in respect of any Purchased Loans);
          (vii) seventh, to the ratable payment of all other Secured Obligations (other than in respect of any Purchased Loans); and
          (viii) eighth, any remaining amounts to any Obligations in respect of the Purchased Loans;
provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligation ratably, based on the proportion of the

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Administrative Agent’s and each Lender’s interest in the aggregate outstanding Secured Obligations described in such clauses. The order of priority set forth in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above may at any time and from time to time be changed by the agreement of the Requisite Lenders without necessity of notice to or consent of or approval by the Borrower, any Secured Party that is not a Lender or by any other Person that is not a Lender. The order of priority set forth in clauses (i), (ii), (iii) and (iv) above may be changed only with the prior written consent of the Administrative Agent in addition to that of the Requisite Lenders.”
          (n) The text of Article 5 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “Reserved.”
          (o) Section 6.1(c) (Financial Statements) of the Credit Agreement is hereby amended by (i) inserting the words “to the extent any Unused Commitment Fee was payable during the period covered by such Financial Statement,” immediately following the reference to “(i)” in the fourth line thereof, (ii) deleting the words “the Applicable Margin and” in the fifth line thereof and (iii) deleting the words “and demonstrating whether there has been compliance with each of the financial covenants contained in Article V (Financial Covenants) that is tested on a quarterly basis” in the sixth, seventh and eighth lines thereof.
          (p) Section 7.5 (Maintenance of Insurance) of the Credit Agreement is hereby amended by inserting the phrase “(or otherwise make arrangements with respect to such insurance for the benefit of the Secured Parties on terms satisfactory to the Administrative Agent)” after the words “loss payee” in the sixth line thereof.
          (q) Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” at the end of paragraph (n), changing existing paragraph (o) to paragraph (p) and inserting new paragraph (o) as follows:
          “(o) Indebtedness under the Convertible Notes issued on the Amendment No. 3 Effective Date and the date or dates, if any, of the exercise of any over-allotment option under the Convertible Note Purchase Agreement; and”
          (r) Section 8.3(e) (Investments) of the Credit Agreement is hereby amended by inserting the phrase “, including any Purchased Loans” after the words “any Loan Party in any other Loan Party” in paragraph (i).
          (s) Section 8.3(k) (Investments) of the Credit Agreement is hereby amended by deleting paragraph (i) in its entirety and inserting a new paragraph (i) as follows:
          “(i) Adjusted Unrestricted Cash, immediately after giving effect to such Investment on a pro forma basis, is not less than the Consolidated Debt Service for the nine month period following the closing date for such proposed Investment; and”
          (t) Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended by deleting the proviso to clause (c) thereof in its entirety and inserting a new proviso as follows:

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          “provided, however, that (i) on or before the date which is one year after the Amendment No. 3 Effective Date (the “Restricted Dividend Date”), no Restricted Payments may be declared or made in respect of the Stock or Stock Equivalents of the Parent or in respect of Holdco II Exchangeable Stock (other than pursuant to clause (d) below) (“Restricted Dividends”) and, after the Restricted Dividend Date, Restricted Dividends may be declared or paid provided that the aggregate principal amount of Loans then outstanding (excluding the stated principal amount of any Purchased Loans then outstanding) at the time of such declaration and at the time of such payment is less than $200,000,000, (ii) both before and after giving effect to any Restricted Payment described in this clause (c), no Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom and (iii) notwithstanding the provisions of clause (i) of this proviso, the Parent may make Restricted Payments to the extent constituting Permitted Share Repurchases so long as no Default or Event of Default shall have occurred and be continuing on the date thereof or would result therefrom.”
          (u) Section 8.5(h) (Restricted Payments) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “(h) Reserved.”
          (v) Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended by inserting a new paragraph (i) as follows:
          “(i) cash payments in respect of fractional shares of Parent Stock, pursuant to the terms of the Convertible Note Indentures, payable to holders of Convertible Notes in accordance with the terms thereof upon conversion.”
          (w) Section 8.6(b)(ii) (Prepayment and Cancellation of Indebtedness) of the Credit Agreement is hereby is hereby amended and restated in its entirety as follows:
“(ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness; provided, however, that the Parent shall not prepay, redeem, purchase, defease or otherwise satisfy any obligation under the Convertible Notes other than (x) the payment of regularly scheduled interest so long as no Default under Section 9.1(a) (Events of Default) or Section 9.1(b) (Events of Default) with respect to any interest, Unused Commitment Fees, or any indemnification obligations or any Event of Default has occurred or is continuing or (y) Restricted Payments permitted by Section 8.5(i) (Restricted Payments),”
          (x) Section 8.7(d) (Restriction on Fundamental Changes) of the Credit Agreement is hereby amended by inserting the following language at the end of paragraph (i) thereof: “or would be a Wholly-Owned Subsidiary of the Parent if the Holdco II Exchangeable Stock were not taken into account”.
          (y) Section 8.15 (No Speculative Transactions) of the Credit Agreement is hereby amended by inserting the phrase “and the Parent may enter into Hedging Contracts for the purpose of hedging its foreign currency exposure in connection with the Convertible Notes” following the word “Loans” in the last line thereof.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          (z) Article 8 (Negative Covenants) of the Credit Agreement is hereby amended by inserting a new Section 8.17 (Purchased Loans), a new Section 8.18 (GLG Affiliate) and a new Section 8.19 (Convertible Notes) as follows:
          “8.17 Purchased Loans
          (a) Notwithstanding anything to the contrary contained in any Loan Document (including, without limitation, Section 8.4. (Sale of Assets) and Section 11.2 (Assignments and Participations) of this Agreement), the GLG Affiliate may not convey, transfer (through derivatives or otherwise), lease, assign (whether by way of assignment or participation) or otherwise dispose of, any of the Purchased Loans or any interest therein to any Person, or permit or suffer any other Person to acquire any interest therein, in each case, other than to another Person that is a GLG Affiliate.
          (b) Notwithstanding anything to the contrary contained in any Loan Document and subject to Section 2.8(f) (Mandatory Prepayments) (including, without limitation, Section 2.5 (Repayment of Loans), Section 2.7 (Optional Prepayments), Section 2.8 (Mandatory Prepayments), Section 2.9 (Interest), Section 2.11 (Fees), Section 2.12 (Payments and Computations), Section 11.2 (Assignments and Participations), Section 8.5 (Restricted Payments), Section 8.6 (Prepayment and Cancellation of Indebtedness), Section 11.4 (Indemnities), Section 11.7 (Right of Set-off) and Section 11.8 (Sharing of Payments, Etc) of this Agreement), no Obligations in respect of the Purchased Loans shall be paid or otherwise satisfied (other than scheduled amortization in accordance with Section 2.5 (Repayment of Loans), which may be paid at the option of the Borrower) until all other Obligations have been paid in full in cash; provided, however, that (x) interest shall continue to accrue with respect to the Purchased Loans in accordance with Section 2.9 (Interest) following the Amendment No. 3 Effective Date and (y) on each interest payment date pursuant to Section 2.9(b) (Interest Payments), such interest shall be paid by the Borrower by increasing the then aggregate unpaid principal amount of the Purchased Loans by an amount equal to the interest payment due in respect of such Purchased Loans on such interest payment date; provided, further that to the extent that the GLG Affiliate receives any payments in respect of the Purchased Loans in violation of this Section 8.17(b), such payment shall be held in trust for the other Secured Parties and paid over and delivered forthwith to the Administrative Agent for application to the Obligations (other than the Obligations in respect of the Purchased Loans).
          (c) Notwithstanding anything to the contrary contained in any Loan Document, the GLG Affiliate shall not have any rights as a Lender or Secured Party under Section 11.4 (Indemnities), Section 11.7 (Right of Set-off) Section 11.3 (Costs and Expenses) or Section 11.8 (Sharing of Payments, Etc) of this Agreement.
          (d) Notwithstanding anything to the contrary contained in any Loan Document (including, without limitation, Section 2.8(e) (Mandatory Prepayments), Section 2.12 (Payments and Computations), Section 9.2 (Remedies), Section 9.3 (Rescission), Section 10.1(b) (Authorization and Action), Section 10.7 (Successor Administrative Agent), Section 10.8 (Concerning the Collateral, the Collateral Documents and the Guaranties) and Section 11.1 (Amendments, Waivers, Etc.) of this Agreement) the GLG Affiliate shall have no voting or consent rights in respect of the Purchased Loans or be included in any determination of the Requisite Lenders and the

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Purchased Loans and any Revolving Credit Commitments related to Purchased Loans shall be deemed not to be outstanding for purposes of any determination of any voting, waiver or consent requirements or any determination of Requisite Lenders under this Agreement or otherwise and, in determining Requisite Lenders hereunder, the Purchased Loans and any Revolving Credit Commitments related to Purchased Loans shall be deemed to be zero.
          (e) Notwithstanding anything to the contrary contained in any Loan Document (including without limitation Article 2 (the Facilities) of this Agreement), the Revolving Credit Commitments in respect of the Purchased Loans which are Revolving Loans shall automatically terminate on the Amendment No. 3 Effective Date and any amounts repaid in respect of such Revolving Loans may not be reborrowed.
          8.18 GLG Affiliate
          (a) The GLG Affiliate shall, at all times, notwithstanding the provisions of Section 8.7(d) (Restrictions on Fundamental Changes), (i) be a direct Wholly-Owned Subsidiary of Holdco II, (ii) organized under the laws of Luxembourg or (with the approval of the Administrative Agent) the British Virgin Islands and (iii) comply with the requirements of Section 7.11 (Additional Collateral and Guaranties) and the requirements of Section 7.12 (Control Accounts, Approved Deposit Accounts).
          (b) The GLG Affiliate shall not engage in any business or activity other than (i) paying taxes, (ii) preparing reports to Governmental Authorities and to its shareholders, (iii) holding director and shareholder meetings, preparing corporate records and other corporate activities required to maintain its separate corporate structure, (iv) making Restricted Payments in the form of cash dividends to Holdco II, (v) corporate and administrative maintenance activities (including the payment of expenses), (vii) issuing the Permitted Affiliate Note and making required payments in respect thereof either (a) through payments in kind or (b) from proceeds received (x) from or on behalf of the Borrower under and pursuant to the Loan Documents or (y) from equity contributions from Holdco II and (viii) holding the Purchased Loans and cash and Cash Equivalents. Notwithstanding anything to the contrary contained in any Loan Document (including, with limitation, Section 8.7 (Restrictions on Fundamental Changes) and Section 8.11 (Modification of Material Agreements; Constituent Documents) of this Agreement, the GLG Affiliate shall not engage in any of the transactions contemplated by Section 8.7 (Restrictions on Fundamental Changes) and shall not change its capital structure (including the terms of its outstanding Stock), change its corporate form or jurisdiction of organization or otherwise amend its Constituent Documents (other than amendments not adverse to the Secured Parties approved by the Administrative Agent, as a result of the receipt of equity capital contributions from Holdco II, and conversions of debt outstanding under the Permitted Affiliate Note to equity of the GLG Affiliate pursuant to the Permitted Affiliate Note, provided that any such conversion shall require prior consent of the Administrative Agent).
          (c) The GLG Affiliate shall not directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (including, without limitation, any intercompany Indebtedness) other than with respect to the Loans and the Permitted Affiliate Note.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          (d) The GLG Affiliate hereby agrees to (i) be prohibited from being appointed as, or succeeding to the rights and duties of, the Administrative Agent under this Agreement, (ii) waive in writing its right to receive (or to have access to any Approved Electronic Platform providing) information prepared by the Administrative Agent (or any advisor, agent or counsel thereof) under or in connection with the Loan Documents (in each case to the extent not provided to the Borrower) and attend any meeting (live or by any electronic means) or conference call with the Administrative Agent or any Lender (iii) be prohibited from making or bringing any claim, in its capacity as Lender, against the Administrative Agent or any other Lender (in such other Lender’s capacity as Lender) with respect to the duties and obligations of such Persons under the Loan Documents, (iv) other than in its capacity as a Loan Party, in accordance with the terms of the Loan Documents, have no right to require the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or any other Loan Document (other than in connection with any requirement of the Administrative Agent or any Lender to distribute any payments to the GLG Affiliate which the GLG Affiliate is entitled to receive in its capacity as Lender pursuant to the terms of the Loan Documents).
          (e) The GLG Affiliate agrees to the additional terms and provisions set forth in Annex B (Additional Covenants by the GLG Affiliate) to Amendment No. 3 and such terms and provisions are incorporated by reference.
          8.19 Convertible Notes
          (a) The Parent shall not modify or amend the terms of the Convertible Notes or Convertible Note Indentures (or any other agreement or other material document entered into in connection therewith) in a manner material and adverse to the Lenders (as determined in the sole discretion of the Administrative Agent) without the prior consent of the Administrative Agent and the Requisite Lenders. No Group Member shall at any time directly or indirectly purchase or hold any Convertible Notes.
          (b) To the extent that the Net Cash Proceeds from the issuance of the Convertible Notes exceed the Purchase Price such excess shall be held by the Parent or the Borrower and used solely for Permitted Expenditures.
          (c) The Parent shall provide written notice to the Administrative Agent upon (i) the occurrence of any “Default”, “Event of Default” or “Designated Event” under and as defined in the Convertible Note Indentures or (ii) any notice from the trustee under the Convertible Note Indentures of the occurrence of any “Default”, “Event of Default” or “Designated Event” under and as defined in the Convertible Note Indentures.
          (d) The Obligations of each Loan Party are “Senior Indebtedness” under and as defined in the Convertible Note Indentures.”
          (aa) Section 9.1 (Events of Default) of the Credit Agreement is hereby amended by changing the period at the end of paragraph (m) thereof to “; or” and by inserting a new paragraph (n) as follows:

AMENDMENT NO. 3 TO CREDIT AGREEMENT
          “(n) any “Event of Default” or “Designated Event” under and as defined in the Convertible Note Indentures shall occur.”
     Section 2. Conditions Precedent to the Effectiveness of Amendments
          The agreements set forth in Section 1 (Amendment to the Credit Agreement) hereof shall become effective when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 3 Effective Date”):
          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 3 Effective Date, in form and substance satisfactory to the Administrative Agent and each Lender party hereto:
          (i) this Amendment, duly executed by the GLG Parties, the GLG Affiliate, the Subsidiary Guarantors, the Administrative Agent and the Lenders constituting Requisite Lenders;
          (ii) a supplement to the Guaranty, duly executed by the GLG Affiliate;
          (iii) the GLG Affiliate Security Documents, duly executed by the parties thereto (provided that the Administrative Agent may extend the requirement to deliver any GLG Affiliate Security Document at its election for up to 10 days on terms satisfactory to the Administrative Agent);
          (iv) a Revolving Credit Note and a Term Loan Note, duly executed by the Borrower, evidencing the Purchased Loans, pledged to the Administrative Agent under the applicable GLG Affiliate Security Documents, such pledge being subject to the proviso in clause (iii) above;
          (v) the Permitted Affiliate Note, if any, along with an instrument of transfer endorsed in blank in respect of the same;
          (vi) favorable legal opinions from counsel to the GLG Parties and the GLG Affiliate, with respect to the items listed in clauses (i) — (v) above; and
          (vii) on the Amendment No. 3 Effective Date, a fully executed copy of each (A) Convertible Note Document and (B) Constituent Document of the GLG Affiliate, in each case, in the form delivered pursuant to clause (b) below and certified by an authorized officer of the Borrower.
          (b) Required Capital Raise. The terms and conditions of and documentation for the Required Capital Raise (as defined below), including, without limitation, each Convertible Note Document shall be satisfactory to the Administrative Agent and each Lender party hereto, including, without limitation, the extent of subordination, absence of security or guarantees, limitations on remedies and acceleration, covenants, redemption provisions, events of default, interest rate and related arrangements. Copies of each Convertible Note Document and each Constituent Document of the GLG Affiliate, in substantially final form, shall have been delivered to the Administrative Agent at least 2 Business Days prior to the Amendment No. 3 Effective Date. Each Convertible Note Document (as defined in Section 1 (Amendment to the Credit

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Agreement) above) shall be in full force and effect, no default or material breach shall have occurred thereunder, and the representations and warranties contained therein shall be true and correct in all material respects on the Amendment No. 3 Effective Date. The Administrative Agent shall have received evidence that the Net Cash Proceeds from the issuance of the Convertible Notes are at least $150,000,000 (the “Required Capital Raise”) and that such Net Cash Proceeds have been applied to the purchase of Purchased Loans to the extent required by Annex A (Loan Purchase Offer Procedures) hereto.
          (c) Loan Purchase Offer. The Borrower shall, on behalf of the GLG Affiliate, have made an offer to purchase Loans on a pro rata basis from all Lenders in accordance with the terms and conditions set forth in Annex A (Loan Purchase Offer Procedures) hereto. On or prior to the Submission Date (as defined in Annex A (Loan Purchase Offer Procedures) hereto), the aggregate stated principal amount of the Submitted Loans (as defined in Annex A (Loan Purchase Offer Procedures) hereto) shall be at least $150,000,000. The Borrower shall have consummated the purchase of the Purchased Loans, including all payments required in connection therewith, in accordance with terms and provisions set forth in Annex A (Loan Purchase Offer Procedures) hereto.
          (d) Security Interest. Except to the extent that any requirement to deliver any of the GLG Security Documents is extended under Section 2(a)(iii) hereto, the Secured Parties shall have a valid and perfected first priority lien on and security interest in all of the assets of the GLG Affiliate and all of the Stock of the GLG Affiliate; all filings, recordations and searches necessary or desirable in connection with such liens and security interests shall have been duly made; and all filing and recording fees and taxes shall have been duly paid.
          (e) Representations and Warranties. The representations and warranties set forth in Section 3 (Representations and Warranties) hereof shall be true and correct as of the Amendment No. 3 Effective Date.
          (f) Fees and Expenses Paid. The GLG Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment No. 3 Effective Date including, without limitation, the fees set forth in Section 7 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.
     Section 3. Representations and Warranties
          On and as of the date hereof, in the case of the GLG Parties, and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, the GLG Affiliate and the GLG Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment (i) has been duly authorized, executed and delivered by the GLG Parties and the GLG Affiliate, (ii) does not require any consent or approval from or filing or registration with any Governmental Authority or any other Person and (iii) does not conflict with, constitute a default under, violate or contravene any Requirement of Law or

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Contractual Obligation applicable to any of the GLG Parties or the GLG Affiliate other than the filing by the Parent of a Form 8-K with the Securities and Exchange Commission.
          (b) each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the GLG Parties and the GLG Affiliate, enforceable against the GLG Parties and the GLG Affiliate in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (c) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, in the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 3 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby;
          (d) no Default or Event of Default has occurred and is continuing;
          (e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement, any other Loan Document or the Loan Purchase Offer (or any transactions contemplated therein) in each case as amended hereby (if applicable);
          (f) before and after giving effect to the Amendment, each Loan Party is Solvent; and
          (g) the Obligations (including the Purchased Loans) are “Senior Indebtedness” under and as defined in the Convertible Note Indentures for purposes of the Convertible Note Indentures.
     Section 4. Lender Acknowledgements
          Each Lender party hereto acknowledges and agrees as follows:
          (a) neither the Administrative Agent nor any of its Affiliates, makes or has made any recommendation as to whether or not such Lender should participate in the Loan Purchase Offer nor shall the decision by the Administrative Agent or any of its Affiliates to participate, or to not participate, in the Loan Purchase Offer in its capacity as a Lender be deemed to constitute such a recommendation;
          (b) such Lender has made its own decision as to whether or not to participate in the Loan Purchase Offer and, if it decides to participate in the Loan Purchase Offer, the principal amount of the Loans which will be Submitted Loans (as defined in Annex A (Loan Purchase Offer Procedures) hereto). In addition, such Lender is responsible for consulting its

AMENDMENT NO. 3 TO CREDIT AGREEMENT
own attorney, business advisor or tax advisor as to the legal, business, tax and related matters concerning its participation in the Loan Purchase Offer; and
          (c) in the event that such Lender has determined for itself not to access any information of the type set forth in Section 5 (Borrower Information Representations) disclosed by the Borrower, such Lender acknowledges that, in connection with its participation in the Loan Purchase Offer and execution of this Amendment, (i) other Lenders may have availed themselves of such information and (ii) none of the Borrower, the Administrative Agent nor any of their respective Affiliates has any responsibility for such Lender’s decision to limit the scope of the information it has obtained in connection with its evaluation of the Loan Purchase Offer or this Amendment. None of the Administrative Agent or any of its Affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Group Members or any of their affiliates (whether contained in any document delivered in connection with the Loan Purchase Offer, this Amendment or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information.
     Section 5. Borrower Information Representations
          On the date of the Loan Purchase Notice (as defined in Annex A (Loan Purchase Offer Procedures) hereto), the Submission Date (as defined in Annex A (Loan Purchase Offer Procedures) hereto), and the Amendment No. 3 Effective Date, the Borrower hereby represents and warrants that at the time thereof it is not, or was not, in possession of any information regarding (i) any Group Member, (ii) any of the Group Members’ assets, (iii) the ability of any Group Member to perform any of its respective Obligations or (iv) any other matter regarding any Group Member that could reasonably be expected to be material to a decision by any Lender to participate in the Loan Purchase Offer (as defined in Annex A (Loan Purchase Offer Procedures) hereto) or to execute this Amendment that has not previously been disclosed to the Administrative Agent and the Lenders including reports filed by the Parent with the Securities and Exchange Commission prior to the date the Loan Purchase Notice is submitted by the Borrower, the Submission Date or the Amendment No. 3 Effective Date, as applicable, (but, in each case, excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly nonspecific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein).
     Section 6. Consent
          As of the Amendment No. 3 Effective Date the GLG Affiliate hereby acknowledges and agrees to waive any rights as a Lender or holder of Purchased Loans with respect to any conflict between the terms of this Amendment and the other Loan Documents including, without limitation, as a result of the operation of Sections 2.8(f) (Mandatory Prepayments) and 8.17(b) (Purchased Loans) of the Credit Agreement (after giving effect to this Amendment).
     Section 7. Fees and Expenses
          The GLG Parties and each other Loan Party agree to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in

AMENDMENT NO. 3 TO CREDIT AGREEMENT
connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents).
          In consideration for the Lenders party hereto entering into this Amendment, the Borrower agrees to pay (and the Guarantors agree to guarantee the payment) to the Administrative Agent (a) for the account of each Term Loan Lender party hereto, a non-refundable fee in an amount equal to 0.375% of the aggregate amount of the outstanding principal balance of the Term Loans held by that Term Loan Lender on the date of this Amendment (the “Term Incentive Fee”); and (b) for the account of each Revolving Credit Lender party hereto, a non-refundable fee in an amount equal to 0.375% of the amount of the Revolving Credit Commitment of that Revolving Credit Lender on the date of this Amendment (the “Revolving Inventive Fee”). The Term Incentive Fee and the Revolving Incentive Fee shall constitute Obligations of each Loan Party under the Credit Agreement and Guaranty Obligations under the Credit Agreement.
     Section 8. Reference to the Effect on the Loan Documents
          (a) As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
          (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Arranger or the Administrative Agent under any of the Loan Documents, or constitute a waiver or amendment of any other provision of any of the Loan Documents for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     Section 9. Consent of Guarantors
          Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).
     Section 10. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 11. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 12. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 13. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.
     Section 14. Construction
          In the event of any conflict between the interpretation of the terms of this Amendment and any other Loan Document, the terms of this Amendment shall control.
     Section 15. Severability
          The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 16. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
     Section 17. Waiver of Jury Trial
          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FA SUB 3 LIMITED, as Borrower
By:	/s/ Noam Gottesman
	Name:	Noam Gottesman
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

GLG PARTNERS, INC., as Parent
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	General Counsel & Corporate Secretary

FA SUB 1 LIMITED, as Holdco 1
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

FA SUB 2 LIMITED, as Holdco 2
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG FA SUB 4 LIMITED, as a Guarantor
By:	/s/ Victoria Parry
	Name:	Victoria Parry
	Title:	Director & Secretary

MOUNT GARNET LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

KNOX PINES LTD., as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

GLG PARTNERS SERVICES LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

BETAPOINT CORPORATION, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

GLG PARTNERS SERVICES LIMITED, acting as General Partner of GLG PARTNERS SERVICES LP, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

GLG PARTNERS INTERNATIONAL (CAYMAN) LIMITED, as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG PARTNERS CORP., as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

GLG PARTNERS SERVICES INTERNATIONAL LTD., as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG HOLDINGS INC., as a Guarantor
By:	/s/ John Gisondi
	Name:	John Gisondi
	Title:	Vice President

GLG INC., as a Guarantor
By:	/s/ John Gisondi
	Name:	John Gisondi
	Title:	Vice President

GLG PARTNERS UK HOLDINGS LIMITED, as a Guarantor
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

GLG PARTNERS UK GROUP LIMITED, as a Guarantor
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

[GLG AFFILIATE], as a Guarantor[1]
By:
Name:
Title:

[1]	To sign on the Amendment No. 3 Effective Date.
[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Authorized Signatory

CALYON, as Lender
By:	/s/ Ken Penton
	Name:	Ken Penton
	Title:	Head of Distressed Debt Investing

By:	/s/ Robert Dolloney
	Name:	Robert Dolloney
	Title:	Senior Banker

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Vice President

LEHMAN COMMERCIAL PAPER INC., as Lender
By:	Jack McCarthy Jr.
	Name:	Jack McCarthy Jr.
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender
By:	/s/ Kathleen Bowers
	Name:	Kathleen Bowers
	Title:	Director

By:	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President

SOCIETE GENERALE, as Lender
By:	/s/ Paul Wiltshire
	Name:	Paul Wiltshire
	Title:	Managing Director Hedge Fund Relations

GOLDMAN SACHS CREDIT PARTNERS, L.P., as Lender
By:	/s/ Rahul Kapur
	Name:	Rahul Kapur
	Title:	Authorized Signatory

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Lender
By:	/s/ David Aldrich
	Name:	David Aldrich
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

Annex A to Amendment No. 3
ANNEX A
CONFIDENTIAL
LOAN PURCHASE OFFER PROCEDURES
This Annex A sets forth the procedures, terms and conditions applicable to the Loan Purchase Offer. Capitalized terms not otherwise defined in this Annex A have the meanings assigned to them in the Amendment.
     (a) In connection with the Amendment, the Borrower has offered to purchase, through one of its Affiliates identified in the Amendment (the “Purchaser”), Loans on a pro rata basis from all Lenders at a discount pursuant to a separate notice to the Lenders dated May 7, 2009 (the “Loan Purchase Notice”), in each case subject to the terms and conditions set forth in the Amendment and this Annex A (the “Loan Purchase Offer”).
     (b) Each Lender electing to participate in the Loan Purchase Offer (each a “Participating Lender”) must submit to the Administrative Agent a fully completed and executed lender participation notice, substantially in the form of Exhibit A (Form of Lender Participation Notice) hereto (collectively, a “Participation Notice”), and related assignment and assumption agreements substantially in the forms of Exhibits B and C hereto (each a “Participating Assignment”), no later than 12:00 p.m. (New York City time) on May 11, 2009, subject to extensions as agreed by the Administrative Agent and the Borrower (the “Submission Date”), setting forth the aggregate stated principal amount of such Participating Lender’s Revolving Loans and Term Loans (which shall be in an amount of not less than $5,000,000 and in integral multiples of $500,000) to be assigned to the Purchaser in connection with the Loan Purchase Offer (the “Submitted Loans”).
     (c) The Administrative Agent shall hold each fully executed Participating Assignment in escrow until executed by the Purchaser, the Administrative Agent and the Borrower and until each of the conditions precedent set forth in Section 2 of the Amendment (other than the purchase of Loans contemplated by Section 2(c) of the Amendment) are satisfied (“Loan Purchase Offer Conditions”); provided that (i) if the Loan Purchase Offer Conditions are not satisfied by May 22, 2009, each Participating Assignment shall, unless extended by the applicable Participating Lender, be void and have no further effect and (ii) Participating Assignments in connection with the over-allotment, if any, described in clause (h) below shall not be released except as described in such clause (h).
     (d) Upon satisfaction of the Loan Purchase Offer Conditions on the Amendment No. 3 Effective Date:
     (i) the Purchaser shall cause to be paid in cash to each Participating Lender an amount equal to (A) 60% of the stated principal amount of Loans set forth in such Lender’s Participation Notice subject to any reductions resulting from Required Allocations pursuant to clause (e) below (the “Purchased Loans”) and (B) accrued interest with respect to the Purchased Loans calculated based on the stated principal amount of such Purchased Loans); and

     (ii) the Administrative Agent shall release each Participating Assignment from escrow and give effect to the Participating Assignments as provided in Section 11.2 (Assignments) of the Credit Agreement subject to any Required Allocations (as defined below) pursuant to clause (e) below and subject to clause (h) below. The Administrative Agent may assume that the Purchaser has made each payment required by subclause (i) above unless otherwise notified in writing by the Purchaser or any Participating Lender.
     (e) Subject to clause (h) below, the following allocation provisions shall apply to the Loan Purchase Offer (the “Required Allocations”):
     (i) the Borrower or the Purchaser shall provide a written calculation to the Administrative Agent of the Net Cash Proceeds to be received from the Required Capital Raise at least 1 Business Day prior to the Amendment No. 3 Effective Date; and
     (ii) the Purchaser shall only be required to purchase Submitted Loans up to the amount of the Net Cash Proceeds from the Required Capital Raise (the “Maximum Amount”). If the amount equal to 60% of the aggregate stated principal amount of Submitted Loans from Participating Lenders exceeds the Net Cash Proceeds from the Required Capital Raise, the Submitted Loans of each Participating Lender shall be reduced ratably to the amount necessary for the Maximum Amount of Loans to be purchased at the price set forth in clause (d)(i); provided, however, that any such reduction with respect to any Participating Lender, shall first be applied to Submitted Loans that are Term Loans and then to Submitted Loans that are Revolving Loans.
     (f) After the delivery of a Participation Notice by a Lender to the Administrative Agent, such Lender may not withdraw its Participation Notice prior to the Amendment No. 3 Effective Date other than with the consent of the Administrative Agent following the disclosure of material information by the Borrower not previously disclosed regarding (i) any Group Member, (ii) any of the Group Members’ assets, (iii) the ability of any Group Member to perform any of its respective Obligations or (iv) any other matter regarding any Group Member that could reasonably be expected to be material to a decision by any Lender to participate in the Loan Purchase Offer or to execute the Amendment. The Borrower may not change any of the terms of the Loan Purchase Offer as set forth herein other than increasing the price (i.e. the percentage of par) set forth in clause (d)(i) hereof.
     (g) To the extent not inconsistent with the provisions set forth herein in any material respect, the Loan Purchase Offer may be consummated pursuant to additional procedures established by the Administrative Agent and agreed to by the Borrower.
     (h) In the event that any additional Convertible Notes are issued pursuant to the exercise of any over-allotment option under the Convertible Note Purchase Agreement within 30 days following the Amendment No. 3 Effective Date, the Net Cash Proceeds from such issuance shall be applied to the purchase of Submitted Loans to the extent not purchased due to the operation of clause (e)(ii) above. Any such purchase shall be made pursuant to the applicable Participating Assignment pursuant to the procedures set forth in clause (d)(i) and (ii) above. So long as the Participating Assignments are not voided pursuant to the proviso of clause (c) hereof Administrative Agent will hold the Participating Assignments with respect to the over-allotment in escrow until the last date upon which such over-allotment is exercisable pursuant to the Convertible Note Purchase Agreement.

2

     (i) Each Participating Lender will acknowledge that (i) the terms and conditions in this Loan Purchase Offer have been determined in arms-length negotiations among the Borrower, the Administrative Agent and certain Lenders; (ii) it has made its own determination, based on such information and other factors it considers relevant, whether to assign its Loans to the Purchaser and become a Participating Lender; and (iii) it has not relied on any recommendation by the Administrative Agent or any other Lender in making its decision whether, and to what extent, it will assign Loans to the Purchaser and become a Participating Lender.

3

Annex B to Amendment No. 3
ANNEX B
ADDITIONAL COVENANTS BY THE GLG AFFILIATE
This Annex B sets forth additional covenants applicable to the GLG Affiliate. Capitalized terms not otherwise defined in this Annex B have the meanings assigned to them in the Credit Agreement.
          Section 1 Defined Terms
          For purposes of this Annex B, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          “Bankruptcy Code” means title 11 of the United States Code.
          “Payment in Full of Lender Obligations” means the payment in full of all Lender Obligations (other than indemnification and other contingent obligations not then due and payable) and the cancellation or termination of the Commitments, in each case in accordance with the terms of the Loan Documents.
          “Lender Obligations” means all Obligations (including interest and fees accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Group Members whether or not a claim for post-filing interest is allowed or allowable in any such proceeding) other than the GLG Affiliate Obligations.
          “GLG Affiliate Obligations” means all Obligations (including interest and fees accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Group Members whether or not a claim for post-filing interest is allowed or allowable in any such proceeding) owed to the GLG Affiliate in respect of the Purchased Loans.
          Section 2 Additional Covenants of the GLG Affiliate
          (a) Notwithstanding anything to the contrary contained in any Loan Document, until the Payment in Full of Lender Obligations, the GLG Affiliate in respect of the GLG Affiliate Obligations shall not (i) take or omit to take any action or assert any claim with respect to the Purchased Loans or otherwise which is inconsistent with the provisions of the Agreement or this Annex B, (ii) pursue any of its remedies hereunder or under any of the Loan Documents or at law or in equity, including, without being limited to, the exercise of any right to accelerate the Purchased Loans, (iii) take any action or enforce any rights or remedies against the Loan Parties or any of the Collateral or any other collateral securing the Lender Obligations, (iv) exercise any rights to set-offs or recoupments and/or counterclaims in respect of any Purchased Loans or any other GLG Affiliate Obligations, or (v) exercise any right to receive payment (and hereby waives any such right to receive any payment) of any indemnity under the Agreement or any other Loan Document to which it would otherwise be entitled in its capacity as a Lender. Without limiting the foregoing, until the Payment in Full of Lender Obligations, the GLG Affiliate in respect of the GLG Affiliate Obligations and shall not (x) commence any involuntary case, proceeding or action set forth in Section 9.1(f) of the Agreement (a “Bankruptcy Case”) in respect of the Loan Parties or (y) appoint, seek the appointment, or cooperate with or otherwise support the appointment of a receiver, trustee, custodian, conservator, agent or other similar official in respect of any Group Member.
          (b) Until the Payment in Full of Lender Obligations, the GLG Affiliate in respect of the GLG Affiliate Obligations agrees that its interests in the Collateral are in all respects and for all purposes of a separate class, distinct from the Lender Obligations and the Administrative Agent’s interests, for the benefit of the Lenders, in the Collateral, including but not limited to in connection with a Bankruptcy Case, and in any such proceeding the GLG Affiliate agrees that its claims in respect of the GLG Affiliate Obligations with respect to payment and/or the interests of the Administrative Agent, for the benefit of the GLG Affiliate, in the Collateral is of a separate class, distinct from the Lenders’ claims and/or the interests of the Administrative Agent, for the benefit of the Lenders’ in the Collateral as security for the GLG Affiliate Obligations and shall each be separately classified from the Lenders’ claims and such interests.
          (c) If, while any of the Lender Obligations is outstanding, an Event of Default under Section 9.1(f) of the Agreement shall occur and be continuing, the Administrative Agent (at the direction of the Requisite Lenders) is irrevocably authorized and empowered, but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution made after the occurrence and during the continuance of such Event of Default in respect of the GLG Affiliate Obligations then outstanding and to file claims and proofs of claim and take such other action (including but not limited to voting the GLG Affiliate Obligations in any Bankruptcy Case and making an election under Section 1111(b) of the Bankruptcy Code) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders in respect of the Lender Obligations and to collect the GLG Affiliate Obligations on behalf of the GLG Affiliate for the account and benefit of the Lenders until the Payment in Full of Lender Obligations. The GLG Affiliate will execute and deliver to the Administrative Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable the Administrative Agent to effectuate the provisions of this paragraph.
          (d) In connection with a Bankruptcy Case, without the prior written consent of the Administrative Agent (as directed by the Requisite Lenders) as to both form and substance, the GLG Affiliate in respect of the GLG Affiliate Obligations and shall not file any motion or other application, objection, joinder or other filing in connection with Sections 362, 363 and/or 364 of the Bankruptcy Code or in connection with any valuation issues, in each case in such Bankruptcy Case.
          (e) In connection with (x) any plan of reorganization or liquidation or (y) distributions of cash or property with respect to an asset sale approved or authorized by the Requisite Lenders in any Bankruptcy Case, the GLG Affiliate hereby consents and shall not oppose in any way a distribution of property or cash to other classes of claims or interests, regardless of the amount of such distributions (if any) to the GLG Affiliate. In addition, and without limiting the foregoing, the GLG Affiliate hereby:
          (i) irrevocably consents to any sale of any or all of the Collateral in one or more transactions under Section 363 of the Bankruptcy Code, whether for cash or other consideration, including a credit bid by the Lenders under Section 363(k) of the Bankruptcy Code or otherwise;
          (ii) specifically and irrevocably consent under Section 363(f)(2) of the Bankruptcy Code to any sale of any or all of the Collateral in one or more transactions under Sections 363(b) and 363(f) of the Bankruptcy Code, whether for cash

2

or other consideration, including a credit bid by the Lenders under Section 363(k) of the Bankruptcy Code or otherwise, free and clear of any lien, claim, encumbrance or interest in such Collateral held by the GLG Affiliate;
          (iii) agrees that any purchase pursuant to any credit bid by the Lenders under Section 363(k) of the Bankruptcy Code or otherwise that is approved or authorized by the Requisite Lenders shall have the effect of discharging the GLG Affiliate’s liens, claims, encumbrances and interests in the Collateral, and that title acquired pursuant to such credit bid shall be acquired free and clear of any liens, claims, encumbrances or interests arising under or by reason of the Purchased Loans or any other Loan Document, whether or not the court order approving the sale pursuant to such credit bid expressly so provides; and
          (iv) consents to the entry of an order approving sale of any or all of the Collateral in one or more transactions under Section 363 of the Bankruptcy Code, whether for cash or other consideration, including a credit bid by the Lenders under Section 363(k) of the Bankruptcy Code or otherwise, that expressly provides that any lien, claim, encumbrance or interest is discharged and title acquired pursuant to the sale is free and clear of any liens, claims, or encumbrances held by the GLG Affiliate arising under or by reason of the Purchased Loans or any other Loan Document.
          (f) The provisions of this Annex B shall be enforceable as against the GLG Affiliate even if all or part of the Lender Obligations and/or the security interests securing such obligations are subordinated, set aside, avoided, disallowed, modified or otherwise impaired as if such events had not occurred. The GLG Affiliate will not contest the validity, amount, perfection, priority or enforceability of the Lender Obligations and/or the liens securing such obligations in any forum. The GLG Affiliate agrees that, for purposes of determining whether the Obligations are over or under collateralized, the GLG Affiliate Obligations shall be disregarded. If post-petition interest is not payable as a result of the inclusion of the GLG Affiliate Obligations in the analysis or otherwise, the provisions of this Annex B shall still be enforceable as against the GLG Affiliate as if such events had not occurred.
          (g) The GLG Affiliate, waives, to the extent permitted by applicable law, all rights and defenses arising out of an election of remedies by the Administrative Agent, for the benefit of the Lenders, even though that election of remedies, including, without limitation, any nonjudicial foreclosure with respect to security for the Lender Obligations, has impaired the value of the GLG Affiliate’s rights of subrogation, reimbursement or contribution against the Loan Parties or any guarantor of the Lender Obligations or any other Person.
          (h) The Lender Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon the terms of this Annex B, and all dealings between the Loan Parties and the Administrative Agent, for the benefit of the Lenders, shall be deemed to have been consummated in reliance upon the terms of this Annex B. The GLG Affiliate waives notice of or proof of reliance on the terms of this Annex B and protest, demand for payment and notice of default.
          (i) All powers, authorizations and agencies in favor of the Administrative Agent, for the benefit of the Lenders, contained in this Annex B, are coupled with an interest and are irrevocable until the Payment in Full of Lender Obligations.

3

          (j) The agreements contained in this Annex B shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Lender Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Loan Parties or any Guarantor, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Loan Parties or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
          (k) The Loan Parties have read this Annex B and expressly consent thereto. The Loan Parties agree not to take any action that would be contrary to the provisions of this Annex B.
          (l) This Annex B shall limit the rights and remedies of the GLG Affiliate in respect of the GLG Affiliate Obligations and nothing herein limits or constitutes a waiver of any right, power or privilege of the GLG Affiliate in any other capacity.
          (m) The provisions set forth in this Annex B are for the benefit of, and enforceable by, the Administrative Agent, for the benefit of the Lenders. This Annex B shall remain in full force and effect until the Payment in Full of the Lender Obligations, irrespective of any defect in effectiveness of the Loan Documents and irrespective of the date of recordation or filing of the liens granted with respect to any Collateral.

4

Exhibit A to Amendment No. 3
EXHIBIT A
FORM OF LENDER PARTICIPATION NOTICE
Citicorp USA, Inc.
Two Penns Way, Suite 200
New Castle, Delaware 19720
Attention: Lisa Rodriguez
With a copy to:
Citigroup Global Markets Inc.
390 Greenwich Street, 1st Floor
New York, New York 10013
Attention: Maureen P. Maroney
Ladies and Gentlemen:
          Reference is made to that certain Credit Agreement, dated as of October 30, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 LIMITED, a British Virgin Islands Business Company (the “Borrower”), GLG PARTNERS, INC. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 LIMITED, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 LIMITED, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”, and together with the Borrower and Parent, the “GLG Parties”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings given to such terms in Amendment No. 3 to the Credit Agreement (the “Amendment”) dated as of May 11, 2009 among the Lenders party thereto, the GLG Parties, the GLG Affiliate, the Subsidiary Guarantors and the Administrative Agent.

          The undersigned Lender hereby gives notice of its participation in the proposed Loan Purchase Offer by submitting the following bid:

Submitted Loans	Stated Principal Amount of Loans[2]
Revolving Loans	$
Term Loans	$
          The undersigned Lender acknowledges and agrees:
          (a) that the submission of this Participation Notice and the executed assignment and assumption agreement attached hereto, to be held in escrow by the Administrative Agent, obligates the Lender to sell the entirety or its pro rata portion of the Submitted Loans in accordance with Annex A to the Amendment;
          (b) none of the Administrative Agent or any of its Affiliates has made any recommendation as to whether the Lender should participate in the Loan Purchase Offer nor shall the decision by the Administrative Agent or any of its Affiliates to participate, or to not participate, in the Loan Purchase Offer in its capacity as a Lender be deemed to constitute such a recommendation;
          (c) the terms and conditions contained in the Loan Purchase Offer were determined in arms-length negotiations among the Borrower, the Administrative Agent and certain Lenders, and the consummation of each Loan Purchase, including in connection with this notice, is subject to the terms and conditions of the Amendment (including Annex A thereto);
          (d) it has made its own decision to participate in the Loan Purchase Offer and the principal amount of the Loans which will be Submitted Loans. In addition, the undersigned Lender acknowledges and agrees that it is responsible for consulting its own attorney, business advisor or tax advisor as to the legal, business, tax and related matters concerning its participation in the Loan Purchase Offer; and
          (e) in the event that it has determined for itself not to access any information of the type set forth in Section 5 (Borrower Information Representations) of the Amendment disclosed by the Borrower, the Lender acknowledges that, in connection with its participation in the Loan Purchase Offer and execution of this Participation Notice, (i) other Lenders may have availed themselves of such information and (ii) none of the Borrower, the Administrative Agent or any of their respective Affiliates has any responsibility for the Lender’s decision to limit the scope of the information it has obtained in connection with its evaluation of the Loan Purchase Offer. None of the Administrative Agent or any of its Affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Group Members or any of their

[2]	To be in an amount of not less than $5,000,000 and in integral multiples of $500,000 affiliates (whether contained in any document delivered in connection with the Loan Purchase Offer or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information.

Very truly yours, [Name of Lender]
By:
Name:
Title

Exhibit B to Amendment No. 3
EXHIBIT B
Exhibit B
Form of Assignment and Acceptance
     Assignment and Acceptance, dated as of May 15, 2009 (this “Assignment and Acceptance”) (between [Name of Assignor] (the “Assignor”) and GLG FA Sub 5 S.à.r.l.](the “Assignee”).
     Reference is made to the Credit Agreement, dated as of October 30, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FA Sub 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA Sub 1 Limited, a British Virgin Islands Business Company, (“Holdco I”), FA Sub 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the Lenders (as defined below) and Citicorp USA, Inc. (“Citicorp”), as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”) and Amendment No. 3 to the Credit Agreement (“Amendment”) dated as of May 15, 2009 among the Administrative Agent, the Borrower, the Parent, the Holdcos, GLG FA Sub 5 S.à.r.l., the Subsidiary Guarantors and the Lenders party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
     The Assignor and the Assignee hereby agree as follows:
1.	As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, without recourse to and (except as specifically provided herein) without representation or warranty of any kind by the Assignor, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor’s rights and obligations under the Credit Agreement to the extent related to the amounts and percentages specified in Section 1 of Schedule I hereto.

2.	The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor and (ii) it has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any collateral thereunder or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral thereunder, (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished

3

Assignment and Acceptance
pursuant thereto and (iv) attaches the Note(s), if any, held by the Assignor and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes in accordance with Section 11.2(e)(Assignments and Participations) of the Credit Agreement.

3.	The Assignee (a) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (b) agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it, (c) represents and warrants that it (i) upon effectiveness of the Amendment, it is an Eligible Assignee, (ii) has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iii) it is not in possession of any information regarding (1) any Group Member, (2) any of the Group Members’ assets, (3) the ability of any Group Member to perform any of its respective Obligations or (4) any other matter regarding any Group Member that could reasonably be expected to be material to a decision by any Lender to participate in the Loan Purchase Offer (as defined in Annex A (Loan Purchase Offer Procedures) to the Amendment) or to execute this Assignment and Acceptance that has not previously been disclosed to the Administrative Agent and the Lenders including reports filed by the Parent with the Securities and Exchange Commission prior to the date the Loan Purchase Notice (as defined in Annex A (Loan Purchase Offer Procedures) to the Amendment) is submitted by the Borrower (but, in each case, excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly nonspecific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein), (d) confirms it has received or has been given the opportunity to receive such documents and information as it has deemed appropriate to make its own decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, (e) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof and (f) if applicable, attaches two properly completed Forms W-8BEN, W-8ECI or successor form prescribed by the Internal Revenue Service of the United States, certifying that to the extent the Assignee is entitled to receive any payments under the Credit Agreement and the Notes, it is entitled to receive such payments without deduction or withholding of any United States federal income taxes.

4.	Each of the Assignor and the Assignee acknowledges and agrees that this Assignment and Acceptance is being executed pursuant to the Amendment. Assignee further acknowledges and agrees that Loans assigned hereunder shall be “Purchased Loans” under the Credit Agreement and shall be subject to all conditions and restrictions set forth in the Credit Agreement as amended by the Amendment.

5.	Assignor acknowledges that its offer to assign the amounts and percentages specified in Section 1 of Schedule I hereto constitutes the Assignor’s acceptance of the terms and conditions set forth in Annex A to the Amendment.

4

Assignment and Acceptance
6.	The effective date of this Assignment and Acceptance shall be the effective date specified in Section 2 of Schedule I hereto (the “Effective Date”).

7.	Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement however, notwithstanding anything to the contrary contained in any Loan Document, the Assignee shall not have any rights as a Lender or Secured Party under Section 11.4 (Indemnities), Section 11.7 (Right of Set-off) or Section 11.8 (Sharing of Payments, Etc) of the Credit Agreement and shall be subject to the other terms, conditions and covenants set forth in the Credit Agreement as amended by the Amendment and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those relating to events or circumstances occurring prior to the Effective Date.

8.	Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of the interest assigned hereby (a) to the Assignee, as described in Section 8.17(b) (Purchased Loans) of the Credit Agreement, and (b) to the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

9.	Subject to and effective upon the acceptance by the Assignee for purchase of the Loans to be assigned hereby by the Assignor to the Assignee, the Assignor hereby irrevocably constitutes and appoints the Administrative Agent as the true and lawful agent and attorney-in-fact of the Assignor with respect to such Loans, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to complete or fill-in the blanks in this Assignment and Acceptance and deliver the completed Assignment and Acceptance to the Assignee and the Assignor.

10.	This Assignment and Acceptance shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

11.	This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.
[Signature Pages Follow]

5

In witness whereof, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[name of assignor],
as Assignor

By:
Name:
Title:

[GLG FA Sub 5 S.à.r.l.],
as Assignee

By:
Name:
Title:

Domestic Lending Office (and
address for notices):

[Insert Address (including contact name, fax
number and e-mail address)]

Eurodollar Lending Office:

[Insert Address (including contact name, fax
number and e-mail address)]
[Signature Page to Assignment and Acceptance Agreement]

Accepted and Agreed
this day of :

Citicorp USA, Inc.,
as Administrative Agent

By:
Name:
Title:

FA Sub 3 Limited ,
as Borrower

By:
Name:
Title:
[Signature Page to Assignment and Acceptance Agreement]

Exhibit B to Amendment No. 3
Schedule I
to
Assignment and Acceptance
Section 1.

Ratable Portion assigned to Assignee (subject to the Required Allocations (as defined in Annex A of the Amendment))[3]:
Revolving Credit Facility			%
Term Loan Facility			%

Revolving Credit Commitment assigned to Assignee (subject to the Required Allocations (as defined in Annex A of the Amendment))[4]:	$

Aggregate outstanding principal amount of Revolving Loans assigned to Assignee (subject to the Required Allocations (as defined in Annex A of the Amendment))[5]:	$

Aggregate outstanding principal amount of Term Loans assigned to Assignee (subject to the Required Allocations (as defined in Annex A of the Amendment))[6]:	$

Section 2.

Effective Date:		,

[3]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[4]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[5]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[6]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

EXHIBIT C
Form of Assignment and Acceptance (Over-Allotment)
               Assignment and Acceptance, dated as of May [•], 2009 (this “Assignment and Acceptance”) (between [Name of Assignor] (the “Assignor”) and GLG FA Sub 5 S.à.r.l. (the “Assignee”).
               Reference is made to the Credit Agreement, dated as of October 30, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time (including, without limitation the amendments contemplated by Amendment No. 3), the “Credit Agreement”), among FA Sub 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA Sub 1 Limited, a British Virgin Islands Business Company, (“Holdco I”), FA Sub 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the Lenders (as defined below) and Citicorp USA, Inc. (“Citicorp”), as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
               The Assignor and the Assignee hereby agree as follows:
12.	As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, without recourse to and (except as specifically provided herein) without representation or warranty of any kind by the Assignor, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor’s rights and obligations under the Credit Agreement to the extent related to the amounts and percentages specified in Section 1 of Schedule I hereto pursuant to the over-allotment option described in clause (h) of Annex A (Loan Purchase Offer Procedures) to Amendment No. 3.

13.	The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor and (ii) it has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any collateral thereunder or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral thereunder, (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto and (iv) attaches the Note(s), if any, held by the Assignor and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes in

1

Assignment and Acceptance
accordance with Section 11.2(e)(Assignments and Participations) of the Credit Agreement.

14.	The Assignee (a) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (b) agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it, (c) represents and warrants that it (i) it is an Eligible Assignee, (ii) has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iii) it is not in possession of any information regarding (1) any Group Member, (2) any of the Group Members’ assets, (3) the ability of any Group Member to perform any of its respective Obligations or (4) any other matter regarding any Group Member that could reasonably be expected to be material to a decision by any Lender to participate in the Loan Purchase Offer (as defined in Annex A (Loan Purchase Offer Procedures) to Amendment No. 3) or to execute this Assignment and Acceptance that has not previously been disclosed to the Administrative Agent and the Lenders including reports filed by the Parent with the Securities and Exchange Commission prior to the date the Loan Purchase Notice (as defined in Annex A (Loan Purchase Offer Procedures) to Amendment No. 3) is submitted by the Borrower (but, in each case, excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly nonspecific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein), (d) confirms it has received or has been given the opportunity to receive such documents and information as it has deemed appropriate to make its own decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, (e) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof and (f) if applicable, attaches two properly completed Forms W-8BEN, W-8ECI or successor form prescribed by the Internal Revenue Service of the United States, certifying that to the extent the Assignee is entitled to receive any payments under the Credit Agreement and the Notes, it is entitled to receive such payments without deduction or withholding of any United States federal income taxes.

15.	Each of the Assignor and the Assignee acknowledges and agrees that this Assignment and Acceptance is being executed pursuant to Amendment No. 3. Assignee further acknowledges and agrees that Loans assigned hereunder shall be “Purchased Loans” under the Credit Agreement and shall be subject to all conditions and restrictions set forth in the Credit Agreement.

16.	Assignor acknowledges that its offer to assign the amounts and percentages specified in Section 1 of Schedule I hereto constitutes the Assignor’s acceptance of the terms and conditions set forth in Annex A to Amendment No. 3.

17.	The effective date of this Assignment and Acceptance shall be the effective date specified in Section 2 of Schedule I hereto (the “Effective Date”).

2

Assignment and Acceptance
18.	Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement however, notwithstanding anything to the contrary contained in any Loan Document, the Assignee shall not have any rights as a Lender or Secured Party under Section 11.4 (Indemnities), Section 11.7 (Right of Set-off) or Section 11.8 (Sharing of Payments, Etc) of the Credit Agreement and shall be subject to the other terms, conditions and covenants set forth in the Credit Agreement and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those relating to events or circumstances occurring prior to the Effective Date.

19.	Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of the interest assigned hereby (a) to the Assignee, as described in Section 8.17(b) (Purchased Loans) of the Credit Agreement, and (b) to the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

20.	Subject to and effective upon the acceptance by the Assignee for purchase of the Loans to be assigned hereby by the Assignor to the Assignee, the Assignor hereby irrevocably constitutes and appoints the Administrative Agent as the true and lawful agent and attorney-in-fact of the Assignor with respect to such Loans, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to complete or fill-in the blanks in this Assignment and Acceptance and deliver the completed Assignment and Acceptance to the Assignee and the Assignor.

21.	This Assignment and Acceptance shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

22.	This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.
[Signature Pages Follow]

3

In witness whereof, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.
[name of assignor], as Assignor
By:
Name:
Title:

[GLG FA Sub 5 S.à.r.l.], as Assignee
By:
Name:
Title:

Domestic Lending Office (and address for notices):
[Insert Address (including contact name, fax number and e-mail address)]
Eurodollar Lending Office:
[Insert Address (including contact name, fax number and e-mail address)]

[Signature Page to Assignment and Acceptance Agreement]

Accepted and Agreed this __ day of _______ ______:
Citicorp USA, Inc., as Administrative Agent
By:
Name:
Title:

FA Sub 3 Limited , as Borrower
By:
Name:
Title:

[Signature Page to Assignment and Acceptance Agreement]

Exhibit C to Amendment No. 3
Schedule I
to
Assignment and Acceptance

Section 1.

Ratable Portion assigned to Assignee (subject to the Required Allocations (as defined in Annex A of Amendment No. 3))[7]:

Revolving Credit Facility	%
Term Loan Facility	%

Revolving Credit Commitment assigned to Assignee (subject to the Required Allocations (as defined in Annex A of Amendment No. 3))[8]:	$

Aggregate outstanding principal amount of Revolving Loans assigned to Assignee (subject to the Required Allocations (as defined in Annex A of Amendment No. 3))[9]:	$

Aggregate outstanding principal amount of Term Loans assigned to Assignee (subject to the Required Allocations (as defined in Annex A of Amendment No. 3))[10]:	$

Section 2.

Effective Date:	,

[7]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[8]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[9]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.

[10]	To be completed by the Administrative Agent upon completion of the Loan Purchase Offer.